                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under (S)240.14a-12

                             AMERIGON INCORPORATED
               (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:

[_]Fee paid previously with preliminary materials:
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                             Amerigon Incorporated

                             5462 Irwindale Avenue
                              Irwindale, CA 91706

                               -----------------

                           NOTICE OF ANNUAL MEETING

                               -----------------

Dear Stockholder:

   On Wednesday, May 22, 2002, Amerigon Incorporated, a California corporation, will hold its 2002 Annual Meeting at its headquarters located at 5462 Irwindale Avenue, Irwindale, California 91706-2058. The meeting will begin at 10:00 a.m. (local time).

   Only holders who owned common stock or Series A preferred stock at the close of business on the record date, April 19, 2002, can vote at the Annual Meeting or any adjournments that may take place. At the Annual Meeting, you will be asked to:

      1. Elect directors to the Board of Directors;

      2. Approve amendments to the 1997 Stock Incentive Plan; and

      3. Attend to other business properly presented at the meeting.

   The Board of Directors recommends that you vote in favor of each of the proposals outlined in this proxy statement.

   A copy of our 2001 Annual Report, which included audited financial statements for the year ended December 31, 2001, is being mailed with this proxy statement. The approximate date of mailing for these proxy materials is April 30, 2002.

                                          By order of the Board of Directors,

                                          Sandra L. Grouf
                                          Chief Financial Officer and Secretary

April 30, 2002

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----

       QUESTIONS AND ANSWERS.........................................   1

       PROPOSALS YOU MAY VOTE ON.....................................   4

       1.  Election of Directors.....................................   4

       2.  Approval of Amendment to the 1997 Stock Incentive Plan....   4

       NOMINEES FOR THE BOARD OF DIRECTORS...........................   5

       STATEMENT ON CORPORATE GOVERNANCE.............................   6

       DIRECTORS' COMPENSATION.......................................   7

       EXECUTIVE COMPENSATION........................................   7

       REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION  10

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...  11

       CERTAIN TRANSACTIONS..........................................  11

       PERFORMANCE GRAPH.............................................  13

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT  14

       INDEPENDENT ACCOUNTANTS.......................................  22

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......  23

       OTHER MATTERS.................................................  23


   YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

                             QUESTIONS AND ANSWERS

1.. Q:  What am I voting on?
    A:  You are being asked by the Board of Directors to vote on the following matters:

        (1)  The election of nominees to serve on the Board of Directors; and

        (2)  The approval of an amendment to the 1997 Stock Incentive Plan (the "1997 Plan").

        These two matters are summarized beginning on page 4 and discussed more fully beginning on page 5.

2.  Q:  How does the Board of Directors recommend I vote on the proposal?
    A:  The Board of Directors recommends a vote FOR each of the nominees to serve on the Board of
        Directors and FOR the amendment to the 1997 Plan.

3.  Q:  Who is entitled to vote?
    A:  Each common stockholder and each Series A preferred stockholder as of the close of business on the record date, April 19, 2002, is entitled to vote at the Annual Meeting.

4.  Q:  How do I vote?
    A:  Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the meeting by:

        (1)  notifying us in writing;

        (2)  voting in person; or

        (3)  returning a later-dated proxy card.

5.  Q:  Who will count the vote?
    A:  A representative of U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

6.  Q:  Is my vote confidential?
    A:  Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to U.S. Stock Transfer Corporation and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit U.S. Stock
        Transfer Corporation to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board of Directors.

7.  Q:  What shares are included on the proxy card(s)?
    A:  The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

8.  Q:  What does it mean if I get more than one proxy card?
    A:  If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted.
        Whenever possible, we encourage you to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, U.S. Stock Transfer
        Corporation, at 1745 Gardena Avenue, Suite 200, Glendale, California 91204, telephone number (818) 502-1404.

9.  Q:  What is required to approve each proposal?
    A:  As of the record date, 10,771,230 shares of common stock and 9,000 shares of Series A preferred stock were issued and outstanding. Each common stockholder is entitled to one vote for each share held. Each preferred stockholder is entitled to one vote for each share of common stock into which a share of Series A preferred stock could have been converted on the record date. As of the record date, the preferred stockholders were entitled to convert their shares into 5,373,134 shares of common stock.

        Other than with respect to the election of directors, the preferred stockholders are entitled to vote, together with the common stockholders, as a single class with respect to any proposal upon which the common stockholders have the right to vote.
        Once a quorum has been established, the following votes are required to approve each proposal:

        (1)  For the election of directors, the five nominees who receive the most votes of the preferred stockholders and the one nominee who receives the most votes of the common stockholders will be elected directors.

        (2)  A majority of the shares of the common stockholders and the preferred stockholders (on an as-converted basis) voting as a single class at the Annual Meeting must be voted in favor of the amendment to the 1997 Plan.

        If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the Board of Directors.

10. Q:  What is a "quorum"?
    A:  A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11. Q:  Can I cumulate my votes for directors?
    A:  You cannot cumulate votes (i.e., cast a number of votes greater than the number of your shares) for directors unless (1) the nominee's or nominees' names were placed in nomination prior to the election and (2) you gave us notice prior to the commencement of voting of your intention to cumulate votes. As of the date of this proxy statement, we have not received this notice from any stockholders. If you decide to cumulate your votes, and you give us notice of your decision in time, you will be entitled to cast a number of votes equal to the number of shares you hold multiplied by one (the number of directors to be elected) in the case of the common stockholders or five in the case of the preferred stockholders. You may then decide to cast these votes for a single nominee or to distribute your votes among two or more nominees.
        Your proxy will permit Sandra L. Grouf and James L. Mertes to cumulate votes if any shareholder decides to cumulate votes.

12. Q:  How will voting on any other business be conducted?
    A:  Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual
        Meeting, your signed proxy card gives authority to Sandra L. Grouf and James L. Mertes to vote on such matters at their discretion.


 13 Q:  When are shareholder proposals for the 2003 Annual Meeting due?
    A:  All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Sandra L. Grouf, Corporate Secretary, Amerigon Incorporated, 5462
        Irwindale Avenue, Irwindale, California 91706 by January 1, 2003. Any proposal received after this date will be considered untimely. Until further notice, a shareholder proposal (other than in respect of a nominee for election to the Board of Directors) to be presented at the 2003
        Annual Meeting, but not submitted for inclusion in the proxy statement, will be considered untimely if received after March 16, 2003. Any proposal must comply with the federal securities laws.

14. Q:  Who is soliciting my proxy?
    A:  This solicitation is being made by the Board of Directors on behalf of the Company.

15. Q:  How much did this proxy solicitation cost?
    A:  U.S. Stock Transfer Corporation was hired to assist in the distribution of proxy materials and solicitation of votes for $3,200, plus estimated out-of-pocket expenses of $500. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                           PROPOSALS YOU MAY VOTE ON

1.  Election of Directors.

   There are six nominees for election this year. Detailed information on each nominee is provided beginning on page 5.

   The preferred stockholders will elect five nominees to the Board of Directors. John W. Clark, Oscar B. Marx, III, Paul Oster, Francois J. Castaing and James J. Paulsen have been nominated for election as directors by the preferred stockholders.

   The common stockholders will elect one nominee to the Board of Directors. Dr. Lon E. Bell has been nominated for election as director by the common stockholders.

   All directors are elected annually and normally serve a one-year term until the next Annual Meeting. If any of the nominees become unavailable to stand for re-election at the Annual Meeting, the Board of Directors may designate a substitute. Proxies voting on the original nominee will be cast for the substitute.

The Board of Directors unanimously recommends a vote FOR each of these nominees.

2.  Approval of Amendment to the 1997 Stock Incentive Plan

   At the Annual Meeting, stockholders will be asked to approve an amendment to the 1997 Plan. The amendment consists primarily of three objectives: (1) An increase in the aggregate number of shares available under the 1997 Plan; (2) The inclusion of non-employee directors into the eligible class of persons for discretionary awards; and (3) The addition of initial option grants under the Non-Employee Director Program.

The Board of Directors unanimously recommends a vote FOR the approval of the amendment to the 1997 Plan.

                      NOMINEES FOR THE BOARD OF DIRECTORS
                          (Item 1 on the Proxy Card)

   The following table sets forth certain information regarding the nominees for election to the Board of Directors for a one-year term. The two preferred stockholders, Big Beaver Investments LLC and Westar Capital II LLC, have an agreement to allocate the five seats on the Board of Directors to be elected by the preferred stockholders, pursuant to which Big Beaver will nominate two directors, Westar Capital will nominate two directors, and they will jointly select the fifth person who is an expert in the automotive industry. Mr. Marx and Mr. Oster were nominated by Big Beaver, Mr. Clark and Mr. Castaing were nominated by Westar Capital, and Mr. Paulsen is the nominated automotive expert.

   Dr. Bell has been nominated for the one seat on the Board of Directors to be elected by the common stockholders. Fewer nominees are named than the number provided for in our governing instruments, because Richard A. Weisbart resigned as a director in October 2001 and the Board has not yet elected a director to replace him.

                                                                                           Director
        Name         Age                          Last Five Years                           Since
        ----         ---                          ---------------                           -----
Lon E. Bell, Ph.D... 61  Founded the Company in 1991 and has served as Vice Chairman         1991
                         of the Board of Directors since 1999. From the Company's
                         formation, Dr. Bell served as Director of Technology until 2000,
                         Chairman of the Board and Chief Executive Officer until 1999, and President until 1997. Dr. Bell currently heads BSST LLC, the Company's research and development subsidiary. Previously,
                         Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components. Dr. Bell served as
                         Technar's Chairman and President until selling majority
                         ownership to TRW Inc. in 1986. Dr. Bell continued managing
                         Technar, then known as TRW Technar, as its President until
                         1991. Dr. Bell received a bachelor's degree in mathematics in
                         1962, a master's degree in rocket propulsion in 1963, and a Ph.D.
                         in mechanical engineering in 1968 from the California Institute of Technology. Dr. Bell is a director of AEVT.
Francois J. Castaing 56  Retired in 2000 as technical advisor to the Chairman of             2001
                         DaimlerChrysler. Prior to his retirement, Mr. Castaing spent thirteen years with Chrysler Corporation running Chrysler
                         International Operations outside of North America. From 1980 to
                         1987, Mr. Castaing was with American Motors where he was
                         Vice President of Engineering and later Group Vice President
                         Product and Quality until Chrysler acquired that company.
                         Mr. Castaing began his career with Renault as Technical Director for Renault Motorsport Programs. Mr. Castaing is Chairman of
                         the Detroit Science Center, Chairman Emeritus of the French
                         American Chamber of Commerce, Michigan Chapter and
                         Chairman of the French American Automotive Business
                         Association.
John W. Clark....... 57  Managing Partner of Westar Capital Associates, a private equity     1996
                         investment company, since 1995. From 1990 to May 1995,
                         Mr. Clark was a private investor. Prior to 1990, he was President of Valentec International Corporation, a producer of metal and electronic components for military and commercial products.
                         Mr. Clark is a director of All Post, Inc., Doskocil Manufacturing
                         Company, Inc., Harper Leather Goods, Inc., Southland
                         Windows, Inc., Igloo Products Corp., Verteq, Inc., Tecstar, Inc.,
                         and Soff-Cut International, Inc.

                                                                                                Director
          Name           Age                          Last Five Years                            Since
          ----           ---                          ---------------                            -----
Oscar B. Marx, III...... 63  Chief Executive Officer since October 2001 and Chairman of the       1999
                             Board since 1999. Prior to becoming CEO of Amerigon,
                             Mr. Marx served as President and CEO of TMW Enterprises, a private investment firm located in Troy, Michigan, since 1995. In
                             1994, Mr. Marx was President and Chief Executive Officer of
                             Electro-Wire Products, a significant tier one electrical
                             distribution systems supplier to the automotive industry. Prior to
                             Electro-Wire, Mr. Marx had a long and illustrious career at Ford, having retired from Ford Motor Company in 1994 as Vice
                             President of their Automotive Components Group (currently
                             known as Visteon), with revenues of $11 billion at the time he was responsible for the operation. Mr. Marx is a director of
                             Tesma International, Inc., Parametric Technology Corporation,
                             and SMTEK International, Inc. He also is a director of Pullman
                             Industries, Inc., TMW Enterprises, EcoAir, Inc., and Vehicular
                             Technologies, Inc.

Paul Oster.............. 45  Chief Financial Officer of TMW Enterprises since 1995. Prior to      1999
                             becoming Chief Financial Officer at TMW, Mr. Oster was
                             Corporate Controller of Electro-Wire Products, a major supplier of electrical distribution systems to the automotive industry. Mr.
                             Oster is also a Certified Public Accountant, having previously worked for Price Waterhouse and Ernst and Whinney. Mr. Oster is a director of Pullman Industries, Inc.

James J. Paulsen........ 62  Retired Ford Motor Company senior executive. Until his               1999
                             retirement in 1995, he served as President of Ford's China
                             Operations, initiating Ford's entry into the China market. He was also Executive Director of the Corporate Quality Control Office
                             reporting to the company President. He had also been General
                             Manufacturing Manager for several of Ford's major component plants.

   Vote Required. The five nominees who receive the most votes of the preferred stockholders and the one nominee who receives the most votes of the common stockholders will be elected directors.

                       STATEMENT ON CORPORATE GOVERNANCE

Board Operations and Meetings

   The Board of Directors held nine meetings during 2001, and all directors attended at least 75% of the Board meetings and relevant committee meetings.

Committee Structure

   Although the full Board of Directors considers all major decisions, the Board has established two standing committees to more fully address certain areas of importance. The Board does not have a standing nominating committee. The two committees, each comprised only of non-employee directors, are:

  . Audit Committee: The Audit Committee provides advice and assistance to the Board on accounting and financial reporting practices. It also reviews the scope of audit work and findings of the independent public accounting firm who serves as our auditors and monitors the work of our internal auditors. During 2001, the Audit Committee consisted of Messrs. Clark and Paulsen and, upon his appointment to the Board in 2001, Mr. Castaing. All members of the Audit Committee are independent under the listing standards of The Nasdaq Stock Market. The Audit Committee held five meetings in 2001.

  . Compensation Committee: The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation arrangements of our executive officers and administers the 1997 Plan to determine awards to be made thereunder. During 2001, the Compensation Committee consisted of Messrs. Clark and Paulsen. The Compensation Committee held two meetings in 2001.

                            DIRECTORS' COMPENSATION

   Directors who are employees of the Company or its subsidiaries are not paid additional compensation for serving as directors. Mr. Castaing received an option to purchase 5,000 shares of common stock upon his appointment as director on the Board of Directors in 2001. Messrs. Castaing and Paulsen each received options to purchase 10,000 shares of common stock for their service in 2001 on a special committee with the Board of Directors relating to the Company's financing alternatives. No retainer, consulting, or other fees (other than reimbursement for expenses incurred by attending Board of Directors and committee meetings) are paid to directors as consideration for their service in their capacity as directors, except for the options described below.

   Pursuant to the 1997 Plan, each non-employee director is automatically granted options to purchase 1,000 shares of common stock on the first business day of each calendar year. The exercise price of these options is the fair market value of shares of the common stock on the date of the grant and the option has a term of ten years (subject to reduction under certain circumstances). During 2000 and 2001, Messrs. Marx, Oster and Clark waived their right to receive options as non-employee directors under the 1997 Plan.

                            EXECUTIVE COMPENSATION

Executive Officers

   Oscar B. Marx, III, 63, has served as Chief Executive Officer since October 2001. See "Nominees for the Board of Directors" for Mr. Marx's full biography.

   Sandra L. Grouf, 42, has served as Chief Financial Officer since November 2001. Ms. Grouf has served as the Treasurer and Secretary since April 1999. She joined the Company in March 1998 as Manager of General Accounting and was appointed Corporate Controller in April 1999. Previously, she worked with Pro-One Manufacturing Incorporated, a custom motorcycle accessory manufacturer and supplier, from 1994 through 1997 as Corporate Controller and Treasurer.

   Daniel R. Coker, 49, has served as Vice President of Sales and Marketing since joining the Company in March 1996. Previously, he worked with Arvin, Inc., a tire pressure sensor manufacturer, from 1986 through 1995 as Vice President and General Manager of North American Operations. Mr. Coker received his bachelor's degree from Tennessee Technological University in 1974.

   James L. Mertes, 49, has served as Vice President of Quality and Operations since 1994. He joined the Company in December 1993 as Vice President of Quality. Immediately prior, Mr. Mertes was Director of Quality at TRW Sensor Operations, a unit of TRW Inc., for two years.

   Lon E. Bell, Ph.D., 61, has served as President of BSST, our research and development subsidiary, since September 2000. See "Nominees for the Board of Directors" for Dr. Bell's full biography.

   Jurgen Brachetti, 42, has served as Vice President of European Operations since November 2000. Previously he worked as a technology consultant in Europe advising industry and municipal governments, from 1999 to 2000. Prior to that he was the Managing Director, Sales and Marketing, from 1997 to 1999 for Mannesmann Autocom, an automotive parts manufacturer. From 1996 to 1997, Dr. Brachetti was the Sales Director and Account Manager for Hella Hueck KG, also an automotive parts manufacturer.

Executive Compensation Table

   The following table sets forth information on the compensation of our Chief Executive Officer and our five most highly compensated executive officers earning at least $100,000 in 2001 (the "Named Executive Officers") for each of the three most recent fiscal years:

                                         Annual Compensation
                                      -------------------------  Long-Term
                                                    Bonus       Compensation
                                               ----------------    Awards
                                                                 Securities
                                                                 Underlying
           Name/Position         Year  Salary   Cash   Stock(1)  Options(#)
           -------------         ---- -------- ------- -------- ------------
    Richard A.Weisbart(2)....... 2001 $186,531      --      --          --
     President and Chief         2000 $221,403 $77,700 $52,500          --
     Executive Officer           1999 $194,251 $26,030      --     180,000
    Oscar B. Marx, III(3)....... 2001       --      --      --      54,000
     Chief Executive Officer     2000       --      --      --          --
                                 1999       --      --      --          --
    Lon E. Bell, Ph.D(4)........ 2001 $173,077      --      --          --
     President, BSST LLC         2000 $150,546 $56,609      --          --
                                 1999 $144,490 $18,964      --      82,500
    Daniel R. Coker............. 2001 $189,959      --      --          --
     Vice President of Sales and 2000 $187,324 $40,800 $39,000          --
     Marketing                   1999 $160,552 $13,668      --     125,000
    James L. Mertes............. 2001 $181,613      --      --          --
     Vice President of Quality   2000 $136,541 $29,619 $42,000          --
     and Operations              1999 $115,745 $ 9,649      --      75,000
    Jurgen Brachetti............ 2001 $152,801      --      --          --
     Vice President of European  2000 $ 25,195      --      --      50,000
     Operations                  1999       --      --      --          --

--------
(1) Represents stock bonuses issued through the 1997 Plan. Of the amounts disclosed, only $34,650, $25,740, and $27,720 were awarded in stock to Messrs. Weisbart, Coker and Mertes, respectively, and the balance of such amounts disclosed were paid in cash to cover the estimated taxes payable with respect to such stock bonuses. An aggregate amount of $184,869 in stock (plus an additional $95,236 in cash) was awarded to other employees.
(2) Mr. Weisbart resigned in October 2001. Options awarded to Mr. Weisbart have not been exercised and have expired as of April 2002.
(3) Mr. Marx was appointed Chief Executive Officer in October 2001.
(4) Dr. Bell has an option for 58,824 Class A Common Units of BSST, which vest and become exercisable for no additional consideration upon the completion of certain milestones. In addition, Dr. Bell has entered into a revenue sharing agreement in September 2000 with BSST for certain intellectual property contributed to BSST by Dr. Bell. Dr. Bell has not received any payments to date pursuant to such revenue sharing agreement. See "Certain Transactions--Option to Invest in BSST, LLC".

Option Grants in Last Fiscal Year

   No stock option grants were awarded to any of the Named Executive Officers in 2001, except Mr. Marx. As compensation for Mr. Marx's services as Chief Executive Officer, we have agreed to grant Mr. Marx an option for 18,000 shares of common stock per month for each month he serves as Chief Executive Officer under the 1997 Plan. These options are granted on the last business day of each month of service with an exercise price equal to the closing price of our common stock on the date of grant.

                                                                         Potential Realizable
                                                                           Value at Assumed
                                                                        Annual Rates of Stock
                                                                        Price Appreciation for
                             Individual Grants                               Option Term
-                        --------------------------                     ----------------------
                                       Percent of
                          Number of   Total Options
                          Securities   Granted to   Exercise
                          Underlying  Employees in  or Base  Expiration
     Name/Position       Option Grant  Fiscal Year   Price      Date        5%         10%
     -------------       ------------ ------------- -------- ----------   ------     -------
Oscar B. Marx, III......    18,000        18.18      $1.05    10/31/11  $5,222     $11,539
 Chief Executive Officer    18,000        18.18      $1.51    11/30/11  $7,509     $16,594
                            18,000        18.18      $1.07    12/31/11  $5,321     $11,758

Aggregated Option Exercises and Year-End Values

   None of the Named Executive Officers exercised any options during 2001. The following table sets forth information concerning the number of unexercised stock options held by the Named Executive Officers on December 31, 2001.

                                       Number of Securities
                                      Underlying Unexercised
                                   Options at December 31, 2001  Value of Unexercised
                                   ---------------------------- In-The-Money Options at
               Name                Exercisable    Unexercisable    December 31, 2001
               ----                -----------    ------------- -----------------------
Richard A. Weisbart(1)............   117,999         108,001                 --
Oscar B. Marx, III................    54,000              --            $49,727
Lon E. Bell, Ph.D.................    79,250          11,250                 --
Daniel R. Coker...................    74,056          65,844                 --
James L. Mertes...................    39,554          45,667                 --
Jurgen Brachetti..................    12,500              --                 --

(1) Mr. Weisbart resigned in October 2001. As of April 30, 2002, the options granted to Mr. Weisbart have not been exercised and have expired.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   During 2001, the directors comprising the Compensation Committee were Messrs. Clark and Paulsen. The Committee determines the compensation of the executive officers, including the compensation in the form of awards under the 1997 Plan.

   Our executive compensation programs are designed to provide competitive levels of compensation in order to attract, retain and motivate highly-qualified employees, tie individual total compensation to individual and our performance, and align the interests of directors and executive officers with those of our shareholders. Our executive compensation consists of three components: Base salary, bonus and incentive awards.

   Base Salaries. In determining salaries for executive officers, the Committee reviews base salary ranges for competitive positions in the market. The Committee generally attempts to set base salary at or near the midpoint of prevailing salaries for comparable positions at comparable companies. In determining annual increases in base salary, the Committee considers (in addition to competitive factors) the recommendations of the Chief Executive Officer and, in some instances, other members of senior management, although no officer makes recommendations or participates in decisions with respect to his or her own compensation. Management's recommendations and the Committee's determinations are based on a subjective assessment of the relative contributions made by the executive officer to our success in achieving its strategic objectives. Such contributions are measured on the basis of various subjective and objective criteria, which are appropriate for the officer's position and responsibilities within the Company. Examples of such criteria include leadership, division or department performance relative to our budget and strategic plan for the year, achievement of certain project milestones, and improvements in customer satisfaction.

   Bonuses. The Committee may, in its discretion, award stock bonuses under the 1997 plan or cash bonuses to executive officers as an additional performance incentive and to recognize extraordinary contributions to our performance relative to its strategic plan. Such bonuses are subjectively determined by the Committee using substantially the same processes and factors as are described above for determining salary increases, but without regard to competitive factors. The Committee also favors performance-based bonuses relating to achievement of milestone objectives.

   Incentive Awards. Options to purchase common stock and restricted stock awards may be granted to executive officers under the 1997 Plan at the discretion of the Committee. The Committee believes that such awards link the interests of management and shareholders by providing incentives to management to build shareholder value.

   Stock options are typically granted to an executive officer as an inducement to commence employment with the Company. Thereafter, additional grants of stock options may be made to such executive officer in the discretion of the Committee to reward the performance of such officer or for other reasons. In determining option grants, the Committee considers a number of factors (including the officer's performance, his or her position within the Company, and the number of shares or options currently held by the officer), although the Committee does not attach greater weight to any one factor over the others.

   Chief Executive Officer Compensation. The compensation for Mr. Weisbart for 2001 was determined pursuant to the same factors and criteria used in evaluating the compensation packages of our other executive officers. Due to the cash position of the Company at the time of Mr. Marx's appointment as chief executive officer, it was determined that Mr. Marx would receive monthly option grants equal to the compensation of other executive officers if he were to receive cash payments.

   Internal Revenue Code Section 162(m). Given the current compensation levels of our executive officers and our reported losses for federal income tax purposes, the Committee does not presently anticipate that the limitation contained in Section 162(m) of the Internal Revenue Code will affect the deductibility of compensation paid to our executive officers.

                                 John W. Clark
                               James J. Paulsen

   Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement, in whole or in part, the foregoing report of the Compensation Committee shall not be incorporated by reference into any such filings.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During the fiscal year ended December 31, 2001, John W. Clark and James J. Paulsen comprised the Compensation Committee. No member of the Compensation Committee is a former or current officer or employee.

                             CERTAIN TRANSACTIONS

Bridge Loan and Private Placement

   In September 2001, we obtained a bridge loan facility from Big Beaver Investments LLC (one of our two holders of preferred stock and then representing 28.1% ownership on an as converted basis) for an aggregate principal amount of up to $1,500,000. Oscar B. Marx, III, our Chief Executive Officer and Chairman of the Board, and Paul Oster, a director of the Company, are executive officers with TMW Enterprises, an affiliate of Big Beaver. The bridge loan accrued interest at 10% per annum, payable at maturity, December 1, 2001 or on the date of the repayment. On December 1, 2001, we amended the bridge loan with Big Beaver to increase the aggregate principal amount to $2,500,000 and with this amendment increased the accrued interest to 12.5% per annum. The amended bridge loan was due on the earlier of March 1, 2002, or upon the occurrence of a trigger event, defined to have occurred when we (or our Board of Directors) shall have authorized, recommended, proposed or publicly announced its intention to enter into (or failed to recommend rejection of) any tender or exchange offer, merger, consolidation, liquidation, dissolution, business combination, recapitalization, acquisition, or disposition of a material amount of the assets of securities or any comparable transaction which has not been consented to in writing by Big Beaver. This loan was collateralized by substantially all of our assets. In connection with entering into the bridge loan, we issued to Big Beaver a warrant for the right to purchase 652,174 shares (which was reduced to 326,087 concurrent with completion of our February 2002 private placement) of our common stock at an exercise price of $1.15 per share.

   On February 25, 2002, we completed the sale of 4,333,368 shares of our common stock and warrants to purchase 2,166,684 shares of our common stock in a private placement to the Special Situations Funds and the MicroCapital Funds, resulting in gross proceeds of $6,500,052. As a result of the private placement, both fund groups beneficially own more than 5% of our common stock. Concurrently with our private placement, we exchanged $2,580,903 representing the principal amount of the bridge loan and accrued interest with Big Beaver for 1,720,602 shares of common stock and warrants to purchase 860,301 shares of common stock. The warrants issued have an exercise price of $2.00 per share and expire on February 25, 2007.

Outsourcing of Production

   In January 2002, we began outsourcing production for North American customers to a supplier plant in Chihuahua, Mexico. The supplier is an affiliate of Big Beaver.

Option to Invest in BSST, LLC

   In September 2000, we entered into an option agreement with BSST, LLC, a Delaware limited liability company. BSST was founded by Dr. Lon E. Bell, the founder and a director of the Company, to develop new applications for thermoelectric devices. In December 2000, Dr. Bell resigned his position as Chief Technology Officer of the Company in order to devote his attention full-time to BSST. Under the option agreement, which was exercised in May 2001, we acquired 2,000 Series A Preferred Units of BSST, which would represent a 90% interest, for $2,000,000. At December 31, 2001, $1,369,000 was paid to BSST and the balance of $631,000 is due in installments not in excess of $133,000 in any month.

   In May 2001, Dr. Bell entered into an employment agreement with BSST, which called for a base salary of $180,000 per year and an option for 58,824 Class A Common Units of BSST, which vest and become exercisable upon the achievement of certain milestones. The option would increase Dr. Bell's interest in BSST to 15% and reduce our interest to 85%. In addition, Dr. Bell has entered into a revenue sharing agreement with BSST for certain intellectual property contributed to BSST by Dr. Bell. Under BSST's limited liability company agreement, Dr. Bell has been granted certain anti-dilution and pre-emptive rights with respect to his equity interests in BSST.

Lease of Irwindale Facility

   We lease our current facility in Irwindale, California from a partnership controlled by Dr. Bell. The lease expires on December 31, 2002, and requires us to pay rent of $20,000 per month.

                               PERFORMANCE GRAPH

   The graph below compares the performance of the common stock to that of the Nasdaq Composite Index and the Nasdaq-100 Index for the period commencing December 31, 1996 and ending December 31, 2001. The indexes assume that the value of the investment in Amerigon's common stock and in each index was $100 on December 31, 1996. The total shareholder returns depicted in the graph are not necessarily indicative of future performance.

                                    [CHART]

                         Nasdaq
        Amerigon     Composite Index    Nasdaq-100 Index
1996    100.00          100.00             100.00
1997     42.55          121.64             120.63
1998      5.85          169.84             223.53
1999     10.21          315.20             451.43
2000      6.81          191.36             284.10
2001      3.64          151.07             192.00



                              Cumulative Total Return (as of December 31)
                              -------------------------------------------
                               1996    1997    1998   1999   2000   2001
                              ------  ------  ------ ------ ------ ------
       Amerigon.............. 100.00   42.55    5.85  10.21   6.81   3.64
       Nasdaq Composite Index 100.00  121.64  169.84 315.20 191.36 151.07
       Nasdaq-100 Index...... 100.00  120.63  223.53 451.43 284.10 192.00

   Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement, in whole or in part, the foregoing Performance Graph shall not be incorporated by reference into any such filings.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The table below sets forth certain information regarding the beneficial ownership of the common stock and Series A preferred stock as of the record date by (1) each person (including any group) who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock; (2) each director and/or nominee for director; (3) each of the Named Executive Officers; and (4) all executive officers and directors as a group. Beneficial ownership includes any shares which a person has the right to acquire within 60 days after the record date. Except as otherwise noted, each person has sole voting power and investment power with respect to all shares of capital stock listed as owned by such person.

                                                                             Series A
                                                    Common Stock:           Preferred:
                                                       Amount                 Amount
                                                    Beneficially           Beneficially
                                                      Owned and             Owned and
                                                      Nature of   Percent   Nature of
                                                     Beneficial      of     Beneficial   Percent of
      Name and Address of Beneficial Owner(1)         Ownership   Class(2)  Ownership      Class
      ---------------------------------------       ------------- -------- ------------  ----------
Big Beaver Investments LLC(3)......................   5,826,890     39.6%     4,500 (20) 50.0%(21)
Westar Capital II LLC(4)...........................   2,919,902     21.6%     4,500 (20) 50.0%(21)
Special Situations Fund III, L.P.(5)(22)...........   2,800,050     23.9%          0         *
Special Situations Private Equity Fund, L.P.(6)(22)   1,399,950     12.4%          0         *
Special Situations Cayman Fund, L.P.(7)(22)........     850,050      7.6%          0         *
Special Situations Technology Fund, L.P.(8)(22)....     450,000      4.1%          0         *
   Special Situations Funds as a group(22).........   5,500,050     48.0%          0         *
MicroCapital Fund LP(9)(23)........................     590,502      5.4%          0         *
MicroCapital Fund Ltd.(10)(23).....................     469,700      4.3%          0         *
Nattak Corporation(11)(23).........................      53,400        *           0         *
   MicroCapital Funds as a group(23)...............   1,113,602     10.0%          0         *
Lon E. Bell, Ph.D(12)..............................     246,986      2.3%          0         *
Oscar B. Marx, III(13).............................     144,000      1.3%          0         *
Daniel R. Coker(14)................................     115,914      1.1%          0         *
James L. Mertes(15)................................      74,485        *           0         *
James J. Paulsen(13)...............................      27,500        *           0         *
Richard A. Weisbart(16)............................      26,518        *           0         *
Francois Castaing(13)..............................      15,000        *           0         *
John W. Clark(17)..................................      14,400        *           0         *
Jurgen Brachetti(18)...............................      12,500        *           0         *
Paul Oster.........................................       2,000        *           0         *
All executive officers and directors as a group (10
  persons)(19).....................................     659,058      5.9%          0         *

--------

 *  Holdings represent less than 1% of all shares outstanding.
(1) Unless otherwise indicated, the address for all shareholders listed is c/o Amerigon Incorporated, 5462
    Irwindale Avenue, Irwindale, California 91706.
(2) Includes as outstanding shares for purpose of this calculation the number of shares of common stock outstanding as of the record date plus, in the case of a particular holder, shares of common stock subject to options, warrants or other instruments exercisable for or convertible into shares of common stock within
    60 days after the record date held by such holder, as specified in the note accompanying such holder.

(3) Includes 2,686,567 shares of common stock issuable upon conversion of 4,500 shares of Series A preferred stock and 1,269,721 shares of common stock issuable upon exercise of warrants held by Big
    Beaver Investments LLC.

 (4) Includes 2,686,567 shares of common stock issuable upon conversion of 4,500 shares of Series A preferred stock and 83,334 shares of common stock issuable upon exercise of a warrants held by Westar Capital II LLC.
 (5) Includes 933,350 shares of common stock issuable upon exercise of a warrant held by Special Situations
     Fund III, L.P. The address for Special Situations Fund III, L.P. is 153 E. 53rd Street, New York, New
     York 10022.
 (6) Includes 466,650 shares of common stock issuable upon exercise of a warrant held by Special Situations
     Private Equity Fund, L.P. The address for Special Situations Private Equity Fund, L.P. is 153 E. 53rd
     Street, New York, New York 10022.
 (7) Includes 283,350 shares of common stock issuable upon exercise of a warrant held by Special Situations
     Cayman Fund, L.P. The address for Special Situations Cayman Fund, L.P. is c/o /o CIBC Bank and Trust
     Company (Cayman) Limited, CIBC Bank Building, P.O. Box 694, Grand Cayman, Cayman Islands,
     British West Indies.
 (8) Includes 150,000 shares of common stock issuable upon exercise of a warrant held by Special Situations
     Technology Fund, L.P. The address for Special Situations Technology Fund, L.P. is 153 E. 53rd Street,
     New York, New York 10022.
 (9) Includes 183,334 shares of common stock issuable upon exercise of a warrant held by MicroCapital
     Fund LP. The address of MicroCapital Fund LP is 410 Jessie Street, Suite 1002, San Francisco,
     California 94103
(10) Includes 150,000 shares of common stock issuable upon exercise of a warrant held by MicroCapital
     Fund Ltd. The address of MicroCapital Fund Ltd. is 410 Jessie Street, Suite 1002, San Francisco,
     California 94103.
(11) The address for Nattak Corporation is West Wind Building, Harbour Drive, George Town, Grand
     Cayman, Cayman Islands, British West Indies.
(12) Includes 79,250 shares of common stock issuable upon exercise of options.
(13) Includes options to purchase 54,000 shares of common stock granted in 2001 and options to purchase
     90,000 shares of common stock to be granted through May 2002. All shares of common stock issuable upon exercise of options.
(14) Includes 100,823 shares of common stock issuable upon exercise of options.
(15) Includes 61,121 shares of common stock issuable upon exercise of options.
(16) Mr. Weisbart resigned as President, Chief Executive Officer and a director of the Company on
     October 25, 2001.
(17) Includes 2,000 shares of common stock issuable upon exercise of options.
(18) Includes 12,500 shares of common stock issuable upon exercise of options.
(19) Includes 455,194 shares of common stock issuable upon exercise of options granted to executive officers and directors.
(20) On the record date, the 4,500 shares of Series A Preferred Stock held by each of Big Beaver Investments
     LLC and Westar Capital II, LLC was convertible into 2,686,567 shares of common stock for a total of
     5,373,134 shares of common stock.
(21) On the record date, the 5,373,134 shares of common stock issuable upon conversion of all 9,000 outstanding shares of Series A Preferred Stock represented approximately 26.1% of the Company's total potential common equity, comprised of issued and outstanding common stock and common stock issuable upon exercise of Series A Preferred Stock and outstanding warrants.
(22) MGP Advisors Limited ("MGP") is the general partner of Special Situations Fund III, L.P. AWM
     Investment Company, Inc. ("AWM") is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. SST Advisers, L.L.C. ("SSTA") is the
     general partner of and investment adviser to the Special Situations Technology Fund, L.P. MG Advisers,
     L.L.C. ("MG") is the general partner of and investment adviser to the Special Situations Private Equity
     Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, SSTA, AWM and MG and are principally responsible for the selection, acquisition and disposition of the portfolio securities by each investment adviser on behalf of its fund.
(23) MicroCapital LLC is the general partner and investment advisor to MicroCapital Fund LP, MicroCapital
     Fund Ltd. and Nattak Corporation. Ian P. Ellis is the principal owner of MicroCapital LLC and has sole responsibility for the selection, acquisition and disposition of the portfolio securities by MicroCapital
     LLC on behalf of its funds.

            APPROVAL OF AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN
                          (Item 2 on the Proxy Card)

   At the Annual Meeting, you will be asked to approve an amendment to the 1997 Plan (the "Amendment"). The Amendment consists primarily of three objectives:
(1) An increase in the aggregate number of shares available under the 1997 Plan; (2) The inclusion of non-employee directors into the eligible class of persons for discretionary awards; and (3) The addition of initial option grants under the Non-Employee Director Program. The following is a more detailed summary of the three objectives:

   . Share Increase. The 1997 Plan limits the aggregate number of shares of common stock that may be issued or delivered. The aggregate share limit is 1,300,000 shares. As of March 31, 2002, approximately 714,289 of the 1,300,000 shares had been issued pursuant to awards or were subject to awards then outstanding, and approximately 585,711 shares were then available for additional 1997 Plan awards.

     The Amendment, if approved by stockholders, will increase the aggregate share limit from 1,300,000 to 1,800,000 (an increase of 500,000 shares), subject to certain adjustments as provided in the 1997 Plan. See "Summary Description of the 1997 Plan--Limits on Awards; Authorized Shares."

   . Eligibility of Non-Employee Directors for Discretionary Awards. Directors who are not officers nor employees of the Company or any of its subsidiaries (each, a "Non-Employee Director") are currently only eligible to receive annual formula option grants under the Non-Employee Director Program. The Amendment, if approved by stockholders, will make Non-Employee Directors eligible for discretionary awards of options, stock bonuses and restricted stock under the 1997 Plan and eliminates the limit on the aggregate number of shares of common stock that may be issued in connection with such awards. The discretionary awards will be in addition to, and not in lieu of, the automatic option grants under the Non-Employee Director Program. We will have no obligation to grant discretionary awards to Non-Employee Directors.

   . Addition of Initial Options under Non-Employee Director Program.  The
     Non-Employee Director Program currently provides for an annual option grant to Non-Employee Directors in office on the first business day of each calendar year during the term of the 1997 Plan. The Amendment, if approved by stockholders, will provide for, in addition to the annual option grant, an initial option grant to purchase 5,000 shares to each person who becomes a Non-Employee Director after the date of the Annual Meeting.

   The Board of Directors approved the Amendment, subject to stockholder approval, based in part on the belief that the share increase, expanding eligibility for discretionary awards to Non-Employee Directors and providing for initial option grants under the Non-Employee Director Program will provide additional flexibility to structure incentive compensation programs to attract, motivate, reward and retain eligible employees and Non-Employee Directors. The Board of Directors also believes that the Amendment to the 1997 Plan will further align the interests of eligible employees with those of the stockholders. In addition, the Board of Directors has approved, within its own authority under the 1997 Plan, various editorial changes to clarify existing language.

   The principal terms of the 1997 Plan, as modified by the Amendment, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached to this Proxy Statement as Appendix A, as modified by the Amendment. Capitalized terms not otherwise defined herein have the meanings given to them in the 1997 Plan.

Summary Description of the 1997 Plan

   The purpose of the 1997 Plan is to promote the success of the Company by providing an additional means through the grant of stock options, restricted stock awards and stock bonuses (collectively, "Awards"), to attract, retain, motivate and reward key employees, including officers and directors of the Company and its related subsidiaries, and, if the amendment is approved by stockholders, Non-Employee Directors (collectively, "Eligible Persons") by providing incentives related to equity interests in and the financial performance of the Company.

   In addition, the 1997 Plan includes an award feature further to attract, motivate and retain experienced and knowledgeable Non-Employee Directors through the automatic grant of nonqualified stock options (also referred to as the "Non-Employee Director Program").

   Administration. The 1997 Plan provides that it may be administered by the Board of Directors or a committee consisting of two or more directors (or such greater number of directors as may be required under applicable law), each of whom is "disinterested" as the term is defined for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside" as such term is defined for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The 1997 Plan is currently administered by the Compensation Committee of the Board of Directors.

   The Committee has broad authority under the 1997 Plan with respect to Awards granted to Eligible Persons:

   . To select the Participants and the types of Awards they may receive;

   . To determine the number of shares that are subject to Awards and the specific terms and conditions of Awards, including the price (if any) to be paid for the shares and/or the Awards and any vesting criteria;

   . To cancel, modify or waive the Company's rights to, or modify, discontinue, suspend or terminate any or all outstanding Awards, subject to any required consents;

   . To accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten year term;

   . To permit a Participant to pay the exercise price of an Option or the purchase price of any shares in one or a combination of the following methods: (1) In cash or by electronic funds transfer; (2) By check payable to the order of the Company; (3) By notice and third party payment in such manner as may be authorized by the Committee; or (4) By the delivery of shares of common stock already owned by the Participant;

   . To approve the forms of Award Agreements and construe and interpret the 1997 Plan and make all other determinations necessary or advisable for the administration of the 1997 Plan; and

   . To delegate ministerial, non-discretionary functions to officers and employees of the Company.

   The grant of Options to Non-Employee Directors under the Non-Employee Director Program is automatic and, to the maximum extent possible, self-effectuating. Although the Committee's discretion does extends to those Options, Board approval or ratification is required for any material amendments to Options granted under the Non-Employee Director Program.

   In no case will the exercise price of any Option granted under the 1997 Plan be reduced (by amendment, substitution, cancellation and regrant or other means), unless authorized by stockholders. Adjustments resulting from anti-dilution provisions of the 1997 Plan or a recapitalization, reorganization, or similar transaction affecting the underlying securities are not considered repricing.

   Eligibility. Any officer, key employee (whether or not a director) of the Company or its subsidiaries, or, if stockholders approve the Amendment, Non-Employee Director, as determined in the sole discretion of the Committee, is eligible to be granted Awards under the 1997 Plan. In addition, under the Non-Employee Director Program, each Non-Employee Director is automatically granted Nonqualified Stock Options as described below (see "Options under the Non-Employee Director Program").

   All of the current officers and all of the current Non-Employee Directors of the Company are among those eligible to receive Awards, subject to the Committee's discretion to determine the particular individuals who, from time to time, will be selected to receive Awards. Currently, there are four Non-Employee Directors and five officers of the Company. The number of key employees of the Company, if any, who will be eligible to receive Awards has not been determined at this time.

   Shares Available for Awards. The aggregate number of shares that may be delivered pursuant to all Awards under the 1997 Plan is 1,800,000 shares of the Company's common stock. Various additional share limits are imposed. A maximum of:

   . 1,240,000 shares may be subject to Incentive Stock Options granted under the 1997 Plan; and

   . 250,000 shares may be issued subject to Awards under the 1997 Plan to any one Eligible Person in any calendar year.

   Each share limit and the number and kind of shares available under the 1997 Plan and the exercise price of Options are subject to adjustment in the event of (1) certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and (2) extraordinary dividends or distributions of property to the stockholders. Shares subject to Awards that are not exercised or that expire or are cancelled will again become available for regrant and award purposes under the 1997 Plan to the extent permitted by law. If an Award is settled only in cash, it need not be counted against any of the share limits described above.

   The 1997 Plan does not limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation with or without reference to the Company's common stock, under any other plan or authority.

   Types of Awards. The 1997 Plan authorizes the grant of Options, Stock Bonuses and Restricted Stock Awards. Except as may be provided in an applicable Award Agreement, no Option granted under the 1997 Plan may be exercisable or may vest until at least six months after the Award Date. Generally speaking, each Award will expire on the date determined by the Committee, but an Option or other rights to acquire common stock will expire not more than ten years after the Award Date.

   Transfer Restrictions. Subject to customary exceptions, rights and benefits under Awards under the 1997 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the Participant (or, if the Participant has suffered a disability, his or her legal representative). The Committee may, however, permit certain transfers of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

   Stock Options. An option is the right to purchase shares of common stock at a future date at a specified price (the "Option Price") during a specified term not to exceed ten years.

  Options Grants to Eligible Persons

   The Option Price of any Options granted to Eligible Persons under the 1997 Plan is determined by the Committee at the time of the grant; provided, that the Option Price for incentive stock options ("ISOs") granted to an employee Participant under the 1997 Plan may not be less than 100% (110% in the case of an ISO granted to a Participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the common stock on the date of grant.

   An Option granted to an eligible employee may either be an ISO, as defined in the Code, or a Nonqualified Stock Option ("NQSO"). Non-Employee Directors are only eligible to be granted NQSOs. An ISO may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the Option Price is at least 110% of the fair market value of shares of common stock subject to the Option and such Option by its terms is not exercisable after expiration of five years from the date that the Option is granted. To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the Options as of the date the Options are granted) of stock with respect to which ISOs first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to ISOs granted under the 1997 Plan or any other plan), these Options will be treated as NQSOs. ISO tax consequences differ, and ISOs are subject to more restricted terms by the Code and the 1997 Plan.

   The Committee may grant one or more Options to any Eligible Persons. If the optionee ceases to be employed by or provide service to the Company, the Committee may determine the effect of termination on the rights and benefits under the Options and in doing so may make distinctions based upon the cause of termination or otherwise.

  Options under the Non-Employee Director Program

   The 1997 Plan provides that, subject to stockholder approval of the Amendment, each person who first becomes a Non-Employee Director after the Annual Meeting will automatically be granted an option to purchase 5,000 shares of common stock at the time of his or her election to the Board. In addition, on the first business day of each calendar year during the term of the 1997 Plan, each Non-Employee Director then continuing in office will automatically be granted a NQSO to purchase 5,000 shares of common stock. (The Options granted under the Non-Employee Director Program are referred to as Non-Employee Director Options.) Each Non-Employee Director Option will have a purchase price per share equal to the Fair Market Value of the common stock on the date of grant. The Non-Employee Director Options become exercisable on the first anniversary of the date of grant and, unless earlier terminated, expire ten years after the date of grant.

   Full payment for shares purchased must be paid in full at the time of exercise, payable in cash, by check or by delivering shares of common stock already owned by the Non-Employee Director.

   If a Non-Employee Director's service as a member of the Board of Directors is terminated for any reason other than death, total disability or retirement, any portion of a Non-Employee Director Option granted to such individual that is not then exercisable will terminate. Any portion of the Non-Employee Director Option that is then exercisable will remain exercisable for two years after his or her service terminates or until the expiration of the Non-Employee Director Option's stated term, whichever occurs first.

   If a Non-Employee Director's service as a member of the Board is terminated by reason of his or her death or total disability, then all Non-Employee Director Options granted to the Non-Employee Director (whether or not vested at such time) will become immediately exercisable and remain exercisable for a period of two years after the effective date of the Non-Employee Director's termination of service or until the original expiration of the Non-Employee Director Option's stated term, whichever first occurs.

   If a Non-Employee Director retires on or after age 65 and after ten years of service as a director, all Non-Employee Director Options granted to the Non-Employee Director will become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the Non-Employee Director Options' stated term, whichever occurs first.

   Restricted Stock Awards. A Restricted Stock Award is an award typically for a fixed number of shares of common stock, which are subject to vesting or other restrictions. The Committee must specify the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. If the recipient ceases to be employed by or provide service to the Company, the Committee will determine the effect of termination on the Restricted Stock and in doing so may make distinctions based upon the cause of termination or otherwise.

   Stock Bonuses. A Stock Bonus represents a bonus in shares for services rendered. The Committee may grant stock bonuses to any or all Eligible Persons to reward special services, contributions or achievements or for past services in the ordinary course, in such manner and on such terms and conditions (including any restrictions on the shares) as the Committee may determine from time to time. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of cash bonuses or other awards.

   Adjustments; Acceleration. The 1997 Plan provides for certain adjustments to Awards granted under the 1997 Plan upon the occurrence of certain specified events. The number and kind of shares available under the 1997 Plan, as well as the number, kind and price of shares subject to outstanding Awards, are subject to adjustment in the event of a reorganization, merger, sale of assets, recapitalization, stock split, stock dividend, exchange offer or similar event. Adjustments to Options granted to Non-Employee Directors under the Non-Employee Director Program may only be made to the extent that such adjustments (1) are consistent with applicable law, (2) are, in the case of a Change in Control Event (See Section 6 of the 1997 Plan for the definition of a Change in Control Event), effected pursuant to a plan of reorganization approved by stockholders, and (3) are consistent with adjustments to Awards granted under the 1997 Plan held by persons other than executive officers or directors of the Company.

   The 1997 Plan also generally provides for full vesting and acceleration of Awards (subject to certain limitations applicable to persons subject to Section 16 of the Exchange Act) upon a Change in Control Event affecting the Company. The Committee may, however, prior to the Change in Control Event, determine that there will be no such acceleration of benefits. In certain circumstances, Awards that have been fully accelerated and that have not been exercised prior to the occurrence of certain events will terminate unless provision has been made for their survival, exchange, substitution, exchange or other settlement.

   Termination of or Changes to the 1997 Plan. The Board of Directors may, without stockholder approval, terminate, suspend, modify or amend the 1997 Plan at any time. The Board of Directors may not, however, increase the maximum number of shares which may be delivered pursuant to Awards granted under the 1997 Plan, materially increase the benefits accruing to Participants under the 1997 Plan or materially change the requirements as to eligibility to participate in the 1997 Plan without obtaining stockholder approval. Unless required by applicable law, or deemed necessary or advisable by the Board of Directors, stockholder approval of amendments in addition to those in the preceding sentence will not be required.

   No new Award may be granted under the 1997 Plan after April 24, 2007, unless the 1997 Plan is terminated prior to that time by the Board of Directors. The applicable provisions of the 1997 Plan and the Committee's authority will continue with respect to any Awards still outstanding.

   Generally speaking, outstanding Options and other Awards may be amended by the Committee (except as to repricing) but the consent of the holder is required if the amendment materially adversely affects the holder.

   Securities Underlying Awards. The closing price of a share of common stock as of April 19, 2002 was $2.44 per share.

Federal Income Tax Consequences of Options Under the 1997 Plan

   The federal income tax consequences of the 1997 Plan under current federal law, which are subject to change, are summarized in the following discussion of general tax principles applicable to the 1997 Plan. The summary is not intended to be exhaustive and does not describe state and local tax consequences.

   The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time a NQSO is exercised. With respect to Incentive Stock Options, the Company is generally not entitled to a deduction nor does the Participant recognize income, either at the time of grant or exercise or (provided that the Participant holds the shares at least two years after the date of grant and one year after exercise) at any later time. Rather, the Participant receives capital treatment (gain or loss) on the difference between his basis and the ultimate sales price.

   The current federal income tax treatment of other Awards authorized under the 1997 Plan are generally as follows: Restricted stock is taxed at the time of vesting (although Participants may elect earlier taxation and convert future gains to capital gains) and bonuses are generally subject to tax when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time that the Participant recognizes income.

   If an Award is accelerated under the 1997 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payment") in excess of average annual base salary if the parachute payment exceeds certain threshold limits under the Code; related excise taxes also may be triggered. Furthermore, if compensation attributable to Awards is not performance-based within the meaning of 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based, to the extent that it exceeds $1,000,000 in any tax year.

Specific Benefits

   The following chart presents the benefits or amount under stock options that will be allocated to (i) each Named Executive Officer, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group, pursuant to the automatic option grants under the Non-Employee Director Program of the 1997 Plan for the remaining term of the 1997 Plan, subject to any future amendments to the 1997 Plan.

                    1997 Plan, as amended by the Amendment

                                                              Number of Shares
                                                               Underlying Stock
                 Name and Position                                Options
                 -----------------                            -----------------
Richard A. Weisbart, President and Chief Executive Officer(1)  Not eligible
Oscar B. Marx, III, Chief Executive Officer..................  Not eligible
Lon E. Bell, Vice Chairman of the Board......................  Not eligible
Daniel R. Coker, Vice President of Sales and Marketing.......  Not eligible
James L. Mertes, Vice President of Quality and Operations....  Not eligible
Jurgen Brachetti, Vice President of European Operations......  Not eligible
Executive Group..............................................  Not eligible
Non-Executive Director Group (4 persons).....................  20,000 per year(2)(3)(4)
Non-Executive Officer Employee Group.........................  Not eligible

--------
(1) Mr. Weisbart resigned in October 2001.
(2) Represents the aggregate number of shares subject to each annual grant of stock options for calendar years 2002 through 2007, assuming, among other future variables, that there continues to be 4 eligible directors seated.
(3) The actual number of shares subject to stock options for initial one-time grants, if the Amendment is approved by stockholders, is not determinable because the number of initial one-time stock option grants in calendar years 2002 through 2007 depends on future variables such as the election of new eligible directors during the remaining term of the 1997 Plan.
(4) Messrs. Clark and Oster have previously waived their right to these grants but are under no obligation to do so in the future.

   We have not approved any awards under the 1997 Plan that are conditioned upon stockholder approval of this Amendment. If the additional number of shares that will be available under the 1997 Plan if this proposal is approved by stockholders had been available for award purposes in fiscal 2001, we expect that our award grants would not have been substantially different than those actually made under the 1997 Plan. For information regarding awards granted to our executive officers in fiscal 2001, see the material under the heading "Executive Compensation" above.

   We are not currently considering any additional specific award grants under the 1997 Plan. Other than the automatic option grants under the Non-Employee Director Program described in the chart above, the number, amount and type of awards to be received by or allocated to Eligible Persons in the future under the 1997 Plan cannot be determined at this time because such Awards are subject to the discretion of the Committee. No other Awards are contemplated by the Company at this time.

Vote Required

   The Board of Directors believes that the changes to the 1997 Plan by the approval of the Amendment will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success.

   All members of the Board of Directors are eligible to receive Awards under the 1997 Plan and thus have a personal interest in the approval of the Amendment.

   Approval of the Amendment requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting.

                            INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP served as our independent accountants for the fiscal year ended December 31, 2001, and has been selected to continue to serve in such capacity for the current year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions at such time.

Report of the Audit Committee

   The Audit Committee has reviewed, and discussed with management and our independent accountants, PricewaterhouseCoopers LLP, our financial statements as of December 31, 2000 and 2001 and for each of the three years in the period ended December 31, 2001. In addition, we have discussed with PricewaterhouseCoopers LLP the matters required by Codification of Statements on Auditing Standards No. 61 as may be modified or supplemented.

   The Audit Committee also has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 as may be modified of supplemented, and we have discussed with that firm its independence. We have considered whether the provision of non-audit services is compatible with maintaining the accountant's independence. We also have discussed with management and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

   Management is responsible for internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

   Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the audited financial statements, and relying thereon, we have recommended to the Board of Directors the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001.

   Submitted by the Audit Committee of the Board of Directors:

                             Francois J. Castaing
                                 John W. Clark
                               James J. Paulsen

   Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement, in whole or in part, the foregoing report of the Audit Committee shall not be incorporated by reference into any such filings.

Fees

   The following table sets forth the aggregate fees related to services performed by PricewaterhouseCoopers LLP for the year ended December 31, 2001:

                            Audit Fees.... $172,000
                            All Other Fees $ 15,000
                                           --------
                               Total...... $187,000
                                           ========

   Audit fees were for professional services rendered for the audit of our annual financial statements and for the reviews of financial statements included in our quarterly reports on Form 10-Q. All other fees included review of filings provided to the Securities and Exchange Commission in connection with our financing efforts in 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of its directors and officers and the copies of reports filed with the SEC, our directors, officers and holders of more than 10% of common stock complied with the requirements of Section 16(a) during the most recent fiscal year with the exception of Messrs. Castaing and Paulsen, who did not timely file Form 5 to report one transaction each.

                                 OTHER MATTERS

   If any matters not referred to in this proxy statement should properly come before the Annual Meeting, the holders of your proxy will vote your shares in accordance with his or her judgment. We are not aware of any such matters which may be presented for action at the Annual Meeting. Your proxy may also vote your shares on matters regarding the conduct of the Annual Meeting.

   Enclosed with this proxy statement is our Annual Report for the year ended December 31, 2001. The Annual Report is enclosed for the convenience of shareholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of common stock or Series A preferred stock on the record date for the Annual Meeting desires additional copies of the Annual Report, the same will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a shareholder as of the record date and should be directed to the Corporate Secretary, Amerigon Incorporated, 5462 Irwindale Avenue, Irwindale, California 91706.

                                          By Order of the Board of Directors

                                          Oscar B. Marx, III
                                          Chief Executive Officer and Chairman
                                            of the Board

                                                                     APPENDIX A

                             AMERIGON INCORPORATED

                           1997 STOCK INCENTIVE PLAN

                   (As Amended and Restated April 30, 2002)

1.  THE PLAN.

   1.1 Purpose.

   The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards (a) to attract, motivate, retain and reward key employees, including officers, and directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company under Article 2 and Article 4, and (b) to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article
3. "Corporation" means Amerigon Incorporated and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 6.

   1.2 Administration and Authorization; Power and Procedure.

      (a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

      (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

          (i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive any Awards;

          (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered (if any) and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of reversion or termination of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

          (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants who are granted Awards under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
       Section 5.6;

          (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article 3 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating. Although the discretion of the Committee extends to those Options, Board approval or ratification shall be required for any material amendments to such Options.

   (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

   (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

   (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

   1.3 Participation.

   Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors may be granted discretionary Awards in accordance with Article 2 and Article 4 in addition to any Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article 3.

   1.4 Shares Available for Awards; Share Limits.

   (a) Shares Available. Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

   (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards (including both Nonqualified Stock Options and Incentive Stock Options) granted under this Plan shall not exceed 1,800,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,240,000 shares. The maximum number of shares subject to those options that are granted pursuant to Article 2 during any calendar year to any Eligible Person shall be limited to 250,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

   (c) Share Reservation; Replenishment and Reissue of Unvested Options. No Award may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under this Plan. Except as limited by law, if an Award is settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

   1.5 Grant of Awards.

   Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the price (if any) to be paid for the shares. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

   1.6 Award Period.

   Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire shares of Common Stock not later than ten (10) years after the Award Date.

   1.7 Limitations on Exercise and Vesting of Awards.

   (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

   (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2(a) or 3.3, as the case may be.

   (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

   1.8 No Transferability.

   (a) Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

   (b) Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

   (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

      (i) transfers to the Corporation,

      (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

      (iii) transfers pursuant to a QDRO order,

      (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

      (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to all applicable transfer restrictions under the Code.

2.  OPTIONS.

   2.1 Grants.

   One or more Options may be granted under this Article 2 to any Eligible Person. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, as determined by the Committee, and such intent shall be indicated in the applicable Award Agreement. Notwithstanding the preceding sentence, Options granted to Non-Employee Directors shall only be Nonqualified Stock Options.

   2.2 Option Price.

   (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date of grant.

   (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article 2 shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares; and provided further that any shares delivered that were initially acquired from the Corporation upon exercise of a stock option or otherwise must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

   2.3 Limitations on Grant and Terms of Incentive Stock Options.

      (a) $100,000 Limit. To the extent that the aggregate "fair market value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

   (b) Option Period. Each Option and all rights thereunder shall expire no later than ten years after the Award Date.

   (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

   2.4 Limits on 10% Holders.

   No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

   2.5 Cancellation and Regrant/Waiver of Restrictions.

   Subject to Section 1.4 and Section 5.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Option granted under this Article 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

3.  NON-EMPLOYEE DIRECTOR OPTIONS.

   3.1 Participation.

   Options under this Article 3 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

   3.2 Annual Option Grants.

   (a) Time of Initial Award. Subject to the approval by the shareholders of the Corporation, persons who are elected or appointed to the Board after May
22, 2002 shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 5,000 shares of Common Stock.

   (b) Subsequent Annual Awards. On the first business day of each calendar year during the term of this Plan, commencing with the first business day occurring in 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock.

   (c) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(b) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 3.2 in any calendar year.

   3.3 Option Price.

   The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 3 shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

   3.4 Option Period and Exercisability.

   Each Option granted under this Article 3 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Subject to section 3.5 below, each Option granted under Section 3.2 shall become exercisable on the first anniversary of the Award Date.

   3.5 Termination of Directorship.

   If a Non-Employee Director's services as a member of the Board of Directors terminate for any reason other than total disability, death or retirement, any portion of an Option granted pursuant to this Article 3 which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for two years after the date of such termination or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate because of total disability or death, then all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for two years after the effective date of the termination of service or until the expiration of the stated term, whichever occurs first. If a Non-Employee Director retires on or after age 65 and after ten years of service as a Director, all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term, whichever occurs first.

   3.6 Adjustments.

   Options granted under this Article 3 shall be subject to adjustment as provided in Section 5.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy the requirements of all applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

   3.7 Acceleration Upon a Change in Control Event.

   Upon the occurrence of a Change in Control Event, each Option granted under
Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 3 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

4.  GRANTS OF STOCK BONUSES AND OTHER AWARDS.

   4.1 Grants of Stock Bonuses. Subject to Section 5.4, the Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

   4.2 Restricted Stock Awards.

      (a) The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Subject to the terms and conditions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the number of shares of Common Stock subject to each Restricted Stock Award, the consideration (if any, but not less than the minimum lawful consideration under applicable state law) to be paid for such shares, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights with respect to the shares prior to vesting, the vesting, purchase price per share and manner and method of payment for such shares, the term of the Restricted Stock Award and any other terms and conditions of and restrictions on the Restricted Stock. The purchase price to be paid for such shares may be paid in any one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by notice and third party payment in such manner as may be authorized by the Committee.

      (b) Certificates or book entries evidencing restricted shares subject to a Restricted Stock Award shall bear a legend or notation making appropriate reference to the restrictions imposed on such shares and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of this Plan and the applicable Award Agreement.

      (c) Except as provided in Section 1.8, restricted shares subject to any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed. Unless the Committee otherwise expressly provides, restricted shares that remain subject to vesting or other restrictions at the time the Participant's employment or service terminates or are subject to vesting or other conditions that are not satisfied by the time specified on the applicable Award Agreement shall be returned to the Corporation or cancelled, as the case may be.

5.  OTHER PROVISIONS.

   5.1 Rights of Eligible Persons, Participants and Beneficiaries.

      (a) Employment or Service Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

      (b) No Employment/Service Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 5.1(b), however, shall adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

      (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

   5.2 Adjustments; Acceleration.

      (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (i) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the exercise or purchase price of any or all outstanding Awards, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (ii) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

      (b) Acceleration of Awards Upon Change in Control. As to any Participant who has been granted an Award under this Plan (other than Options under Article 3, which Options shall be subject to the provisions of Section 3.7), unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each outstanding Option shall become immediately exercisable and each outstanding Restricted Stock Award shall vest and the restrictions imposed upon the shares subject thereto shall lapse. The Committee may override the limitations on acceleration in this Section 5.2(b) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation
   Section 422 of the Code.

      (c) Possible Early Termination of Accelerated Awards. If any Award under this Plan (other than an Option granted under Article 3, which Options shall be subject to the provisions of Section 3.7) has been fully accelerated as permitted by Section 5.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 5.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 5.2(a) that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

   5.3 Effect of Termination of Employment or Service.

   The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or service on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination or otherwise.

   5.4 Compliance with Laws.

   This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

   5.5 Tax Withholding.

      (a) Cash or Shares. Upon any exercise or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation. In no event shall shares be withheld in excess of the minimum number required for tax withholding under applicable law.

      (b) Tax Loans. The Company may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

   5.6 Plan Amendment, Termination and Suspension.

      (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

      (b) Shareholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

      (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award. Notwithstanding anything else contained herein to the contrary, the

   Committee shall not, without prior shareholder approval (i) authorize the amendment of outstanding Options to reduce the exercise price, as applicable, except as contemplated by Section 5.2, or (ii) cancel and replace outstanding Options with similar Options having an exercise or base price which is lower, except as contemplated by Section 5.2.

      (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

   5.7 Privileges of Stock Ownership.

   Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

   5.8 Effective Date of the Plan.

   This Plan shall be effective as of April 24, 1997, the date of Board approval. This amendment to and restatement of the Plan is effective April 30, 2002, subject to shareholder approval.

   5.9 Term of the Plan.

   No Award shall be granted more than ten years after the effective date of this Plan (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

   5.10 Governing Law/Construction/Severability.

      (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

      (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

      (c) Plan Construction.

          (1) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

          (2) Section 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under
       Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

   5.11 Captions.

   Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

   5.12 Effect of Change of Subsidiary Status.

   For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

   5.13 Non-Exclusivity of Plan.

   Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.  DEFINITIONS.

   6.1 Definitions.

      (a) "Award" shall mean an award of any Option, Restricted Stock Award, Stock Bonus, or any combination thereof, whether alternative or cumulative authorized by and granted under this Plan.

      (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

      (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Options under
   Article 3, the applicable dates set forth therein.

      (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

      (e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

      (f) "Board" shall mean the Board of Directors of the Corporation.

      (g) "Change in Control Event" shall mean any of the following:

          (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

          (ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not wholly owned by the Corporation, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

          (iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not wholly owned by the Corporation;

          (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

          (v) A majority of the Board not being composed of Continuing
       Directors.

      (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      (i) "Commission" shall mean the Securities and Exchange Commission.

      (j) "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside" director within the meaning of
   Section 162(m) of the Code, and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

      (k) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

      (l) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

      (m) "Continuing Directors" shall mean persons who were members of the Board on June 17, 1997 or nominated for election or elected to the Board with the affirmative vote of at least three-fourths of the directors who were Continuing Directors at the time of such nomination or election.

      (n) "Corporation" shall mean Amerigon Incorporated, a California corporation and its successors.

      (o) "Eligible Employee" shall mean an officer (whether or not a director) or other key employee of the Company.

      (p) "Eligible Person" means an Eligible Employee or a Non-Employee
   Director.

      (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (s) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National

   Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

      (t) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

      (u) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

      (v) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

      (w) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted to Non-Employee Directors shall be Nonqualified Stock Options.

      (x) "Participant" shall mean an Eligible Person who has been granted an Award under this Plan.

      (y) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

      (z) "Plan" shall mean this amended and restated 1997 Stock Incentive Plan, as amended from time to time.

      (aa) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

      (bb) "Restricted Stock Award" shall mean an Award of shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such shares remain unvested and restricted under the terms of the applicable Award Agreement.

      (cc) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

      (dd) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

      (ee) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      (ff) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

      (gg) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

      (hh) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                                                      Exhibit A

                             AMERIGON INCORPORATED
                               ELIGIBLE DIRECTOR

                      NONQUALIFIED STOCK OPTION AGREEMENT

   THIS AGREEMENT dated as of the        day of           , 20  , by and
between Amerigon Incorporated, a California corporation (the "Corporation"),
and                (the "Director").

                                  WITNESSETH

   WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Amerigon Incorporated 1997 Stock Incentive Plan, as amended and restated (the "Plan"); and

   WHEREAS, pursuant to Article 3 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code;

   NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

   1. Option Grant. This Agreement evidences the grant to the Director, as of , 20 (the "Option Date"), of an Option to purchase an aggregate of shares of Common Stock, par value [$ ] per share, under Article 3 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

   2. Exercise Price. The Option entitles the Director to purchase (subject to the terms of Sections 3 through 5 below) all or any part of the Option shares
at a price per share of $      , which amount represents the Fair Market Value
of a share on the Option Date.

   3. Option Exercisability and Term.  The Option will become and remain
exercisable on           , 20  , subject to acceleration under Section 3.7 of
the Plan. The Option shall terminate on           , 20  ,* unless earlier
terminated in accordance with the terms of Section 3.4, 3.5, or 3.7 of the Plan.

   4. Service and Effect of Termination of Service. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 3.5 of the Plan.

   5. General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.
--------
* Insert day before the tenth anniversary of the Option Date.

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              AMERIGON INCORPORATED
                              (a California corporation)

                              By:            ---------------------------------

                              Title:         ---------------------------------

                              DIRECTOR

                              --------------------------------------
                                              (Signature)

                              --------------------------------------
                                              (Print Name)

                              --------------------------------------
                                               (Address)

                              --------------------------------------
                                        (City, State, Zip Code)

                            PROXY FOR COMMON STOCK

                             AMERIGON INCORPORATED
                             5462 IRWINDALE AVENUE
                          IRWINDALE, CALIFORNIA 91706

   The undersigned, revoking all prior proxies, hereby appoints Sandra L. Grouf and James L. Mertes as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Amerigon Incorporated held of record by the undersigned on April 19, 2002 at the annual meeting of shareholders to be held on May 22, 2002 or any adjournment thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE IN PROPOSAL (1) AND FOR PROPOSAL (2). WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, IN THE DISCRETION OF SANDRA L. GROUF AND JAMES L. MERTES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

  [X] Please mark your votes as in this example

   PROPOSAL (1): The election of the nominee for director specified in the    [_] FOR All nominees listed above
Proxy Statement to the Board of Directors: Lon E. Bell, Ph.D.                     (except as marked to the contrary
                                                                                  below.)

    (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

   PROPOSAL (2): Approve amendments to the 1997 Stock    [_] FOR [_] AGAINST [_] ABSTAIN
Incentive Plan.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES. IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.

                                                      --------------------------
                                                              Signature

                                                     ---------------------------
                                                     Signature (if jointly held)

                                                     Dated: _____________ , 2002

                      PROXY FOR SERIES A PREFERRED STOCK

                             AMERIGON INCORPORATED
                             5462 IRWINDALE AVENUE
                          IRWINDALE, CALIFORNIA 91706

   The undersigned, revoking all prior proxies, hereby appoints Sandra L. Grouf and James L. Mertes as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Series A Preferred Stock of Amerigon Incorporated held of record by the undersigned on April 19, 2002 at the annual meeting of shareholders to be held on May 22, 2002 or any adjournment thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL (1) AND FOR PROPOSAL (2). WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, IN THE DISCRETION OF SANDRA L. GROUF AND JAMES L. MERTES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

  [X] Please mark your votes as in this example

   PROPOSAL (1): The election of the nominee for director specified in the    [_] FOR All nominees listed above
Proxy Statement to the Board of Directors: Oscar B. Marx III, Francois J.         (except as marked to the contrary
Castaing, John W. Clark, Paul Oster and James J. Paulsen.                         below.)

    (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

   PROPOSAL (2): Approve amendments to the 1997 Stock    [_] FOR [_] AGAINST [_] ABSTAIN
Incentive Plan.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES. IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.


                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                     Signature (if jointly held)

                                                     Dated: _____________ , 2002